Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350

(As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of DCT Industrial Trust Inc., a Maryland corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended December 31, 2010, as filed with the Securities and Exchange Commission (the “Report”) that, to his knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 25, 2011	/s/ Philip L. Hawkins
Philip L Hawkins
President, Chief Executive Officer, and Director